SPECIAL PACKAGE FOR PRORGRAMS
STARTING IN DECEMBER

First – Our Recent Successes:

HHWW – Started at $1.68 on 11/30 – Recent High is $3.00
FCPG – Started at $0.88 on 11/8 – Recent high $4.65
MCVE – Started at $0.15 on 10/29 – Recent High is $0.50

Others of note: DRSV - Up as much as 66% - IFXY Up as much as 13% - APCU Up as much as 262% from not trading much at all.

Now the Special:

StockGuru Coverage for 21 Days for $6000
This is a special Holiday Rate

Coverage includes the following:

  Profile on StockGuru.com
  Announcement of Coverage sent to database the day prior to the start.
  Blogging on the Company done four times weekly & sent to full database
  All Company News Releases sent to Full Database
  Trade Alerts sent out when break-out or other key technical indicators indicate the stock is likely to gain immediate traction.

How do you get started?

  Pick a start date – let’s compare calendars on that.
  Sign agreement to terms.
  Fund via wire.

On our end we once you pick the date, we start immediately building a profile on your company. Our work is unique and is not a “copy and paste job” as some sites do. The info comes from publicly available sources. FYI – the writer that writes the profile is an attorney.

Terms for this offer:

Must start in December. Must be funded at start. No free trading shares, no 144 shares.

CONTACT:

Forrest Jones

Forrest@StockGuru.com

Direct line: 972-312-9875

SIGN ME UP!

Agreement to Terms:

Start Date:

End Date:

AGREED:

_________________________	_________________________
<<client>>	Pentony Enterprises
Date	Date

PLEASE FAX A COPY OF THE SIGNED AGREMENT TO 214-975-1238

WIRE INSTRUCTIONS:
Bank: Wells Fargo, McKinney, Texas
Account Name: Pentony Enterprises LLC
ABA
121000248

Account Number
9957424519

Swift
WFBIU565